SCM INVESTMENT TRUST

                                   SUPPLEMENT
                               Dated July 28, 2000

                            SCM Strategic Growth Fund


The prospectus for the SCM Strategic Growth Fund ("Fund") dated September 30, 1999 is modified as follows:

o The "Annual Fund Operating Expenses" table on page 6 should read as follows:

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

       Management Fees......................................0.85%
       Distribution and/or Service (12b-1) Fees.............None
       Other Expenses.......................................0.99%
                                                            ----
          Total Annual Fund Operating Expenses.....................1.84%*
          Fee Waivers and/or Expense Reimbursements...............(0.24)%
                                                                   ----
          Net Expenses.............................................1.60%
                                                                   ====



       * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended May 31, 2000. The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.60% of the average daily net assets of the Fund for the fiscal year ending May 31, 2001. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees. See "Expense Limitation Agreement" below for more detailed information.



o    The table corresponding to the "Example" on page 6 should read as follows:

    --------------------- ------------ ------------ ------------ ------------
       Period Invested       1 Year      3 Years      5 Years      10 Years
    --------------------- ------------ ------------ ------------ ------------
         Your Costs           $163         $555         $973        $2,139
    --------------------- ------------ ------------ ------------ ------------



o The paragraphs under the "Expense Limitation Agreement" section on page 7 is modified as follows:

     Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.60% of the average daily assets of the Fund for the fiscal year to end May 31, 2001. The Expense Limitation Agreement shall continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement.

     The Fund may, at a later date, reimburse the Advisor for the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.









          Investors Should Retain This Supplement for Future Reference
          ------------------------------------------------------------


























                                       2